                                                                    EXHIBIT 99.6

                                                               EXECUTION VERSION

                                    SCHEDULE

                                     to the

                                MASTER AGREEMENT
                          (Multicurrency-Cross Border)

                           dated as of August 23, 2007

                                     between

                              BANK OF AMERICA, N.A.
                    a national banking association organized
                       under the laws of the United States

                                   ("PARTY A")

                                       and

                   HONDA AUTO RECEIVABLES 2007-3 OWNER TRUST,
             a statutory trust organized under the laws of Delaware

                                   ("PARTY B")

                                                               EXECUTION VERSION

                                   DEFINITIONS

     The 2000 ISDA Definitions (the "DEFINITIONS") are incorporated into this
Agreement and shall form part of this Agreement. In the event of any inconsistency among or between any of the following documents, the relevant document first listed below shall govern: (i) a Confirmation and any relevant definitions incorporated in such Confirmation; (ii) this Schedule and any relevant definitions incorporated in this Schedule; (iii) Sections 1 to 14 of this Agreement; and (iv) the Definitions.

     Capitalized terms used herein but not defined in this Agreement or the
Definitions shall have the meanings specified or incorporated in that certain
Indenture, dated as of August 1, 2007, between Party B, as Issuer, and The Bank of New York, as Indenture Trustee (the "INDENTURE").

     For the avoidance of doubt, references herein to a particular "Section" of this Agreement are references to the corresponding sections of the Master
Agreement.

PART 1. TERMINATION PROVISIONS

In this Agreement:

     (a) "SPECIFIED ENTITY" means in relation to Party A for the purpose of:

     Section 5(a)(v),                             Not Applicable
     Section 5(a)(vi),                            Not Applicable
     Section 5(a)(vii),                           Not Applicable
     Section 5(b)(iv),                            Not Applicable

     in relation to Party B for the purpose of:

     Section 5(a)(v),                             Not Applicable
     Section 5(a)(vi),                            Not Applicable
     Section 5(a)(vii),                           Not Applicable
     Section 5(b)(iv),                            Not Applicable

     (b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

     (c) Application of Events of Default. The provisions of Section 5(a) of this Agreement will apply to Party A and Party B as follows:

                SECTION 5(A)                       PARTY A                          PARTY B
        ---------------------------   ---------------------------------   --------------------------

(i)     "Failure to Pay or Deliver"   Applicable (except as provided      Applicable.
                                      below in Part 1(d)(ii)).

(ii)    "Breach of Agreement"         Applicable.                         Not Applicable.

(iii)   "Credit Support Default"      Applicable (except as               Applicable (but only to
                                      provided below in Part 1(d)(ii)).   the extent described below
                                                                          in Part 1(d)(i)).

(iv)    "Misrepresentation"           Applicable.                         Not Applicable.

(v)     "Default Under Specified      Applicable.                         Not Applicable.
        Transaction"

(vi)    "Cross-Default"               Applicable.                         Not Applicable.

(vii)   "Bankruptcy"                  Applicable.                         Applicable (but only to
                                                                          the extent described below
                                                                          in Part 1(f)).

(viii)  "Merger Without Assumption"   Applicable.                         Applicable.

     (d) (i) Section 5(a)(iii)(1) will apply to Party B in respect of Party B's obligations under Paragraphs 3(b) and 8(d) of that certain Credit Support Annex, dated as of the date hereof, attached hereto and made a part hereof between
Party A and Party B (as from time to time amended, supplemented or replaced, the
"CREDIT SUPPORT ANNEX").

          (ii) Notwithstanding Sections 5(a)(i) and 5(a)(iii), any failure by
     Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not be an Event of Default unless (A)(i) a Moody's Second Trigger Event has occurred and has continued for at least 30 Local Business Days, (ii) such failure does not consist solely of a failure by Party A to satisfy the S&P
     Collateralization Requirements, and (iii) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A, or (B)(i) a Substitution Event has occurred and continued
     for at least 60 calendar days, (ii) such failure does not consist solely of a failure by Party B to satisfy the Moody's Collateralization Requirements, and (iii) such failure is not remedied on or before the third Local
     Business Day after notice of such failure is given to Party A.

     (e) With respect to Section 5(a)(vi):

     "SPECIFIED INDEBTEDNESS" will have the meaning specified in Section 14, provided that Specified Indebtedness shall not include deposits received in the course of a party's ordinary banking business.

     "THRESHOLD AMOUNT" means, with respect to Party A, 3% of the Shareholders'
     Equity of the applicable Relevant Entity, provided that if the Relevant
     Entity is Party A, then "THRESHOLD AMOUNT" means 3% of the Shareholders'
     Equity of Bank of America Corporation.

     "SHAREHOLDERS' EQUITY" means with respect to an entity, at any time, (1) if the Relevant Entity is a national banking association, the "Total Equity
     Capital" of the Relevant Entity (as shown in the most recently filed FFIEC
     Consolidated Report of Condition for Insured Commercial and State-Chartered
     Savings Banks ("Call Report") Schedule RC- Balance Sheet of such entity) or
     (2) for any other entity, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock
     (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles.

     (f) With respect to Party B only (and the related Confirmations only), the provisions of Section 5(a)(vii) clauses (2), (7) and (9) will not be applicable as an Event of Default; clause (3) will not apply to Party B to the extent it refers to any assignment, arrangement or composition that is effected by or pursuant to the Transaction Documents; clause (4) will not apply to Party B to the extent that it refers to proceedings or petitions instituted or presented by
Party A or any of its Affiliates; clause (6) will not apply to Party B to the extent that it refers to (i) any appointment that is contemplated or effected by the Transaction Documents or (ii) any appointment that Party B has not become subject to; and clause (8) will not apply to Party B to the extent that it applies to Section 5(a)(vii)(2), (3), (4), (6) and (7) except to the extent that such provisions are not disapplied with respect to Party B.

                                       -3-

     (g) APPLICATION OF TERMINATION EVENTS. The provisions of Section 5(b) of this Agreement will apply to Party A and Party B as follows:

                SECTION 5(B)               PARTY A           PARTY B
        ---------------------------   ----------------   ---------------
(i)     "Illegality"                  Applicable.        Applicable.
(ii)    "Tax Event"                   Applicable.        Applicable.
(iii)   "Tax Event Upon Merger"       Applicable.        Applicable.
(iv)    "Credit Event Upon Merger"    Not Applicable.    Not Applicable.

     (h) Section 5(b)(ii) will apply, provided that the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or
(y)" shall be deleted.

     (i) Notwithstanding Section 5(b)(iii), Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event Upon Merger in respect of which it is the Affected Party.

     (j) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to either Party A or to Party B.

     (k) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
Agreement:

     Market Quotation will apply and the Second Method will apply; provided, however, if an Early Termination Date is designated in respect of (A) an
     Event of Default with respect to which Party A is a Defaulting Party or (B)
     an Additional Termination Event with respect to which Party A is the sole
     Affected Party, notwithstanding Section 6 of this Agreement, the following amendment to the Agreement set forth in paragraphs (i) to (vii) below shall apply:

          (i) The definition of "Market Quotation" shall be deleted in its entirety and replaced with the following:

     "MARKET QUOTATION" means, with respect to one or more Terminated
     Transactions, a Firm Offer which is (1) made by an Eligible Replacement,
     (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Eligible Replacement to enter into a transaction (the "REPLACEMENT TRANSACTION") that would have the effect of preserving for Party B the economic equivalent of any payment or delivery
     (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of
     Terminated Transactions that would, but for the occurrence of the relevant
     Early Termination Date, have been required after that date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination
     Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated
     Transactions).

          (ii) The definition of "Settlement Amount" shall be deleted in its entirety and replaced with the following:

                                       -4-

     "SETTLEMENT AMOUNT" means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to the Termination Currency
     Equivalent of the amount (whether positive or negative) of any Market
     Quotation for the relevant Terminated Transaction or group of Terminated
     Transactions that is accepted by Party B so as to become legally binding, provided that:

               (A) If, on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated
               (or such later day as Party B may specify in writing to Party A)
               but in either case no later than the Early Termination Date (such day, the "LATEST SETTLEMENT AMOUNT DETERMINATION DAY"), no Market
               Quotation for the relevant Terminated Transaction or group of
               Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination
               Currency Equivalent of the amount (whether positive or negative)
               of the lowest of such Market Quotations (for the avoidance of doubt, (i) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number, and
               (ii) the lower of two Market Quotations expressed as negative numbers is the one with the larger absolute value); and

               (B) If, on the Latest Settlement Amount Determination Day, no
               Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the Latest Settlement Amount
               Determination Day, and no Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the
               Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated
               Transactions.

          (iii) For the purpose of clause (4) of the definition of Market
     Quotation, Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to
     Transactions that are not Terminated Transactions).

          (iv) At any time on or before the Latest Settlement Amount
     Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, (i) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number, and (ii) the lower of two Market Quotations expressed as negative numbers is the one with the larger absolute value).

          (v) Party B will be deemed to have discharged its obligations to obtain Market Quotations above if it requests Party A to obtain Market
     Quotations, where such request is made in writing within two Local Business
     Days after the day on which the Early Termination Date is designated.

          (vi) If Party B requests Party A in writing to obtain Market
     Quotations, Party A shall use its reasonable efforts to do so before the
     Latest Settlement Amount Determination Day.

                                       -5-

          (vii) If the Settlement Amount is a negative number, Section
     6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

     "SECOND METHOD AND MARKET QUOTATION. If Second Method and Market Quotation
     apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions,
     (2) Party B shall pay to Party A the Termination Currency Equivalent of the
     Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the
     Termination Currency Equivalent of the Unpaid Amounts owing to Party B;
     provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii)
     notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by
     Party B under (1)."

     (l) "TERMINATION CURRENCY" means United States Dollars.

     (m) ADDITIONAL TERMINATION EVENT will apply. Each of the following events shall constitute an Additional Termination Event hereunder:

          (i) An amendment and/or supplement to any Transaction Document is made without the prior written consent of Party A if such consent is required under one or more of the Transaction Documents and such amendment and/or supplement would materially and adversely affect Party A. For purposes of
     Section 6 of this Agreement, Party B shall be the sole Affected Party.

          (ii) Any early redemption or prepayment of the Notes, acceleration of the Notes and/or liquidation of Collateral in accordance with the Indenture following an Event of Default thereunder, or upon the redemption or prepayment of the Notes for any other reason. For purposes of Section 6 of this Agreement, Party B shall be the sole Affected Party, and the Early
     Termination Date shall occur not earlier than the third Local Business Day prior to the applicable redemption or prepayment date.

          (iii) Following an S&P Collateralization Event, the Relevant Entity
     shall fail to take action that satisfies Part 5(l)(A) hereof (provided that the occurrence of any such Additional Termination Event shall have no effect on Party A's duty to perform its obligations hereunder prior to actual termination of this Agreement), in which event Party A shall be the sole Affected Party.

          (iv) Following an S&P Substitution Event, the Relevant Entity shall fail to take action that satisfies Part 5(l)(B) hereof within the time period specified in Part 5(l)(B) (provided that the occurrence of any such
     Additional Termination Event shall have no effect on Party A's duty to perform its obligations hereunder prior to actual termination of this
     Agreement), in which event Party A shall be the sole Affected Party.

          (v) Party A fails to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support
     Annex and either (x) the Moody's Second Trigger Event has not occurred or
     (y) the Moody's Second Trigger Event has occurred but has been continuing for less than 30 Local Business Days. For purposes of Section 6 of this
     Agreement, Party A shall be the sole Affected Party.

          (vi) A Moody's Second Trigger Event has occurred and has been continuing for at least 30 Local Business Days, and (i) at least one
     Eligible Replacement has made a Firm Offer to

                                       -6-

     be the Transferee under Part 5(k)(ii) below (but only if such Firm Offer then remains capable of becoming legally binding upon acceptance) and/or
     (ii) at least one Eligible Replacement has made a Firm Offer that would, assuming the occurrence of an Early Termination Date, qualify as a Market
     Quotation (on the basis that paragraphs (i) and (ii) in Part 1(k) above apply) and that remains capable of becoming legally binding upon acceptance. For purposes of Section 6 of this Agreement, Party A shall be the sole Affected Party.

     (n) Party A shall be responsible for any costs reasonably incurred by Party
B in connection with any assignment of this Agreement made by Party A by reason of any S&P Collateralization Event, S&P Substitution Event, Moody's First
Trigger Event or Moody's Second Trigger Event having occurred.

PART 2. TAX REPRESENTATIONS.

     (a) PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e) of this
Agreement, Party A and Party B make the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii), or 6(e) of this
     Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this
     Agreement, (ii) the satisfaction of the agreement contained in Section
     4(a)(i) or 4(a)(iii) of this Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or
     4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement; provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under
     Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

     (b) PAYEE TAX REPRESENTATIONS. For the purposes of Section 3(f) of this
Agreement, Party A and Party B make the following representations:

          (A) The following representation applies to Party A: Party A is a national banking association organized under the laws of the United States.

          (B) The following representation applies to Party B: Party B is a trust organized under the laws of Delaware, is a U.S. trust (as such termi
     s used in U.S. Treasury Regulations Section 1.441-5(b)) and its taxpayer identification number is 74-6555933.

PART 3. AGREEMENT TO DELIVER DOCUMENTS.

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each Party agrees to deliver the following documents as applicable:

     (a) Tax forms, documents or certificates to be delivered are:

     Party B agrees to complete, execute, and deliver to Party A a valid United
     States Internal Revenue Service Form W-9, or any successor to such form, and any required attachments thereto (i) upon execution and delivery of this Agreement, (ii) promptly upon reasonable demand by Party A, and (iii)
     promptly upon learning that any such form(s) previously provided by Party B has become obsolete or is incorrect.

                                       -7-

     (b) Other documents to be delivered are:

                                                                                                           COVERED BY
PARTY REQUIRED TO                                                            DATE BY WHICH                SECTION 3(D)
 DELIVER DOCUMENT             FORM/DOCUMENT/CERTIFICATE                     TO BE DELIVERED              REPRESENTATION
-----------------   ------------------------------------------   -------------------------------------   --------------

Party A/Party B     Credit Support Document, if any,             Upon execution and delivery of                Yes.
                    specified in Part 4 hereof, such             this Agreement Credit
                    Support Document being duly executed
                    if required.

     Party A        Incumbency certificate or other documents    On the Closing Date                           Yes
                    evidencing the authority of the persons
                    executing this Agreement and the related
                    Confirmations on Party A's behalf.

     Party B        Monthly statement setting forth the          To be made available to Party A               Yes
                    information specified in Section 4.10 of     on the 15th day of each month.
                    the Sale and Servicing Agreement.

     Party B        Each of (i) a copy of the Indenture and           On the Closing Date                           Yes
                    the other Transaction Documents, executed
                    and delivered by the parties thereto and
                    (ii) an incumbency certificate or other
                    documents evidencing the authority of the
                    persons executing this Agreement and the
                    related Confirmations on Party B's behalf.

 Party A/Party B    Each of an (i) opinion of counsel to Party   On the Closing Date                            No
                    A (which may include in-house counsel), in
                    form and substance reasonably satisfactory
                    to Party B and (ii) opinion of counsel to
                    Party B, in form and substance reasonably
                    satisfactory to Party A.

 Party A/Party B    Certified  copies  of all  corporate,        Upon  execution  and delivery of              Yes
                    partnership or membership authorizations,    this Agreement
                    as the case may be, and any other
                    documents with respect to the execution,
                    delivery and performance of this Agreement
                    and any Credit Support Document.

                                       -8-

     Party A        FFIEC Consolidated Report of                 To be made available on                       Yes
                    Condition for Insured Commercial and         http://www2.fdic.gov/Call_
                    State-Chartered Savings Banks                TFR_Rpts after the end of each fiscal
                    ("Call Report") of Bank of America, N.A.     quarter of Bank of America, N.A.

PART 4. MISCELLANEOUS.

     (a) Addresses for Notices: For the purpose of Section 12(a) of this
Agreement: Address for notices or communications to Party A:

          Bank of America, N.A.
          Sears Tower
          233 South Wacker Drive, Suite 2800
          Chicago, IL 60606
          Attention: Swap Operations
          Telephone No.: 312-234-2732
          Facsimile No.: 866-255-1444

          with a copy to:

          Bank of America, N.A.
          100 N. Tryon St., NC1-007-13-01
          Charlotte, North Carolina 28255
          Attention: Global Markets Trading Agreements
          Facsimile No.: 704-386-4113

          Address for financial statements to Party A:

          Bank of America, N.A.
          Mail Code: NY1-301-29-02
          9 West 57th Street, 29th Floor
          New York, New York 10019
          Attention: CAPMKTSCRRSK/CR STRUCTURED FINANCE

          Address for notices or communications to Party B (for all purposes):

          American Honda Finance Corporation
          20800 Madronna Avenue
          Torrance, CA 90503
          Attention: Treasury Manager
          Facsimile No.: 310-972-2482
          Telephone No.: 310-972-2479

          With a copy to Standard & Poor's:

          Address:       Standard & Poor's, A Division of The McGraw-Hill
                         Companies, Inc.
                         55 Water Street, 42nd Floor
                         New York, New York 10041

                                       -9-

          Facsimile No.: (212) 438-2655
          Attention:     Structured Finance Ratings, Asset-Backed Surveillance
                         Group
          Email:         mark_risi@standardandpoors.com

          With a copy to the Indenture Trustee:

          Address:       The Bank of New York
                         101 Barclay Street, Floor 8 West
                         New York, New York 10286
                         Attn: Honda Auto Receivables 2007-3

          Facsimile No.: 212-815-2493

     (b) PROCESS AGENT. For the purpose of Section 13(c):

          Party A appoints as its Process Agent: Not Applicable.

          Party B appoints as its Process Agent: Not Applicable.

     (c) OFFICES. The provisions of Section 10(a) will apply to this Agreement.

     (d) MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

          (i) Party A is a Multibranch Party and may act through its Charlotte,
     North Carolina, Chicago, Illinois, San Francisco, California, New York, New
     York, Boston, Massachusetts or London, England Office, or such other Office as may be agreed to by the parties in connection with a Transaction.

          (ii) Party B is not a Multibranch Party.

     (e) CALCULATION AGENT. The Calculation Agent is Party A unless an Event of
     Default has occurred and is continuing with respect to Party A, in which case a Calculation Agent shall be appointed by Party B in its reasonable discretion.

     (f) CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

     Each of the following, as amended, extended, supplemented or otherwise modified in writing from time to time, is a "Credit Support Document":

     Party A: (i) The Credit Support Annex and (ii) any guarantee (including any
     Eligible Guarantee) of Party A's obligations hereunder procured by Party A in compliance with this Agreement.

     Party B: The Credit Support Annex.

     Party B agrees that the security interests in the collateral granted to the
     Indenture Trustee under the Indenture shall secure the obligations of Party
     B to Party A under this Agreement.

     (g) CREDIT SUPPORT PROVIDER.

                                      -10-

     Credit Support Provider means in relation to Party A, (1) Party A in its capacity as the Pledgor under the Credit Support Annex and (2) the guarantor under any guarantee (including any Eligible Guarantee) of Party
     A's obligations hereunder procured by Party A in compliance with this
     Agreement.

     Credit Support Provider means in relation to Party B, Not Applicable.

     (h) GOVERNING LAW. This Agreement and any and all controversies arising out of or in relation to this Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to its conflict of laws doctrine).

     (i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this
Agreement will apply to all Transactions under the Agreement.

     (j) "AFFILIATE" will have the meaning specified in Section 14 of this
Agreement.

PART 5. OTHER PROVISIONS.

     (a) REPRESENTATIONS. Section 3(a)(iii) is hereby amended by inserting the words "or investment policies, or guidelines, procedures, or restrictions,"
immediately following the word "documents."

     (b) FINANCIAL STATEMENTS. Section 3(d) is hereby amended by adding in the third line thereof after the word "respect" and before the period:

     "or, in the case of financial statements, a fair presentation of the financial condition of the relevant party."

     (c) ADDITIONAL REPRESENTATIONS. Section 3 is hereby amended by adding the following additional subsections:

          (g) ELIGIBLE CONTRACT PARTICIPANT. (a) It is an "eligible contract participant" as defined in the Commodity Exchange Act, as amended by the Commodity Futures Modernization Act of 2000, (b) the Agreement and
          each Transaction is subject to individual negotiation by each party and (c) neither this Agreement nor any Transaction will be executed or traded on a "trading facility" within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

          (h) LINE OF BUSINESS. It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

          (i) NO AGENCY. It is entering into this Agreement, any Credit Support
          Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

     In addition, the parties each represent that:

          NO RELIANCE. Each party represents to the other party (which representation will be deemed to be repeated by each party on each date on which a Transaction is entered into

                                      -11-

          or amended, extended or otherwise modified) that: (1) it is acting for its own account and has made its own independent decisions to enter into this Agreement and any Transaction hereunder and as to whether this Agreement and any Transaction hereunder is appropriate or proper for it based on its own judgment and upon advice from such advisors as it has deemed necessary; (2) it is not relying on any communication
          (written or oral) of the other party as investment advice or as a recommendation to enter into this Agreement or any Transaction hereunder, it being understood that information and explanations related to the terms and conditions of this Agreement and any
          Transaction hereunder shall not be considered investment advice or a recommendation to enter into this Agreement or any Transaction hereunder; (3) no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of any Transaction hereunder; and (4) it is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction; and (5) it is capable of assuming, and assumes, the financial and other risks of that
          Transaction.

     In addition, Party B represents that:

          ERISA. It is not, does not constitute part of and is not using as a source of funds for any Transaction any assets of (1) an "employee benefit plan" within the meaning of Section 3(3) of the Employee
          Retirement Income Security Act of 1974, as amended ("ERISA"), subject to Title I of ERISA, (2) a "plan" within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended (the "TAX CODE"), subject to Section 4975 of the Tax Code, or (3) an entity whose underlying assets include plan assets by reason of investment by a plan described in (1) or (2) above in such entity, including but not limited to, an insurance company general account, an insurance company separate account or a collective investment fund, within the meaning of 29 C.F.R. 2510.3-101 as modified by Section 3(42) of ERISA.

     In addition, Party A represents that:

          PARI PASSU: Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

     (d) METHOD OF NOTICE. Section 12(a)(ii) of this Agreement is deleted in its entirety.

     (e) SET-OFF.

          (i) All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in Section 2(c) or Paragraph
     8 of the Credit Support Annex.

          (ii) Section 6(e) shall be amended by the deletion of the following sentence: "The amount, if any, payable in respect of an Early Termination
     Date and determined pursuant to this Section will be subject to any
     Set-off."

     (f) CONSENT TO RECORDING. The parties agree that each party may electronically record all telephonic conversations between marketing and trading personnel in connection with this Agreement. Each party agrees to obtain any necessary consent of, and give any necessary notice of such recording, to, its relevant personnel.

                                      -12-

     (g) WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL
RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR
RELATING TO THIS AGREEMENT, ANY CREDIT SUPPORT DOCUMENT OR ANY TRANSACTION
CONTEMPLATED HEREBY.

     (h) ADDITIONAL ACKNOWLEDGMENTS AND AGREEMENTS OF THE PARTIES.

          (i) No Amendment without Prior Confirmation by Rating Agencies.
     Section 9(b) of this Agreement is hereby amended by adding the following at the end of such Section: ", and unless the Indenture Trustee consents and the Rating Agencies confirm that such amendment will not cause the reduction, suspension or withdrawal of the then-current rating of any of the Notes, unless such amendment clarifies any term or provision, corrects any inconsistency, cures any ambiguity, or corrects any typographical error in this Agreement (in which case written copies of such proposed amendment will be provided to the Rating Agencies prior to the effectiveness of such amendment)."

          (ii) Consent by Party A to Amendments to Certain Documents. Before any
     amendment or supplement is made to the Indenture and/or any other
     Transaction Document that would adversely affect any of Party A's rights or obligations under this Agreement, the Indenture or such Transaction
     Document, or impair the ability of Party B to fully perform any of Party
     B's obligations under this Agreement, the Indenture or such Transaction
     Document, Party B shall (x) provide Party A with a copy of the proposed amendment or supplement and shall obtain the written consent of Party A
     (which consent shall not be unreasonably withheld) to such amendment or supplement prior to its adoption, (y) obtain Rating Agency Confirmation (if otherwise required under the Indenture or other applicable Transaction
     Document), and (z) if applicable, provide to Party A a copy of each such
     Rating Agency Confirmation promptly after receipt thereof from the relevant
     Rating Agency. For the avoidance of doubt, any Transaction Document may be amended, supplemented or otherwise modified in accordance with the terms thereof without the consent of Party A to cure any typographical error or ambiguity, provided that such actions shall not adversely affect in any respects the interests of Party A.

     (i) NOTICES TO NOTEHOLDERS. Party B shall provide Party A with copies of all notices and reports given to the holders of the Notes, and upon request, shall provide Party A with any other notices or reports which could be requested by the holders of any Notes.

     (j) TERMS OF INDENTURE. Party B hereby agrees that, during the period commencing with the date of this Agreement through and including such date on which all of Party B's obligations under this Agreement are fully performed,
Party B will deliver to Party A at the address for notices to Party A provided in Part 4 each notice, document, certificate or other writing that Party B is obligated to furnish to any other Person under the Indenture. Party A hereby consents to the provisions of the Indenture applicable to it with respect to priority of payments and recourse as if Party A were a party thereto. Party B hereby agrees that Party A shall be entitled to the benefits of the Indenture to the extent set forth therein as if Party A were a party thereto.

     (k) TRANSFERS.

          (i) If a Moody's First Trigger Event has occurred and is continuing,
     Party A shall at its own cost, within thirty (30) Local Business Days, either (x) post collateral in accordance with the Credit Support Annex, (y)
     procure an Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement from a guarantor that has the
     Moody's Required

                                      -13-

     Hedge Ratings, or (z) effect a transfer of its rights and obligations under this Agreement to an Eligible Replacement in accordance with Part 5(k)(ii).

          (ii) Either (a) upon the occurrence of a Moody's First Trigger Event,
     (b) pursuant to the Indemnification and Disclosure Agreement dated August
     15, 2007 among American Honda Finance Corporation, American Honda
     Receivables Corp. and Party A or (c) upon the occurrence of a downgrade event under Part 5(l) and subject to Part 5(v) below and receipt of Rating
     Agency Confirmation from S&P, Party A may (at its own expense) transfer all or substantially all of its rights and obligations with respect to this
     Agreement to any other entity (a "TRANSFEREE") that is an Eligible
     Replacement, provided that Party B shall be entitled to determine in its sole discretion, acting in a commercially reasonable manner, whether or not the transfer relates to all or substantially all of Party A's rights and obligations under this Agreement. Following such transfer, all references to Party A shall be deemed to be references to the Transferee.

          (iii) If an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with (ii) above, Party B shall (at Party
     A's expense) at Party A's written request, take any reasonable steps required to be taken by it to effect such transfer.

     (l) DOWNGRADES OF PARTY A.

          (A) S&P COLLATERALIZATION EVENTS. If an S&P Collateralization Event
          occurs with respect to each Relevant Entity, Party A shall at its sole expense post Eligible Collateral for the benefit of Party B in the amount and on the terms then applicable under the Credit Support
          Annex. At any time following an S&P Collateralization Event, if Party
          A elects, Party A may assign its rights and obligations under all
          Transactions to an Eligible Replacement in accordance with Part
          5(k)(ii) above; provided that (A) no termination payments or other settlement amounts are payable by Party B to either Party A or the
          Transferee at the time of or as a result of such assignment by Party A and (B) any termination payments or other settlement amounts are to be settled directly between Party A and the Transferee. Alternatively,
          Party A may elect to obtain for the benefit of Party B an Eligible
          Guarantee of all of Party A's obligations under this Agreement;
          provided that the guarantor must satisfy the Hedge Counterparty
          Ratings Requirement. Upon the successful consummation of any assignment to a Transferee or the delivery of an Eligible Guarantee as contemplated in this Part 5(l)(A), any obligation of Party A to post and maintain collateral under the Credit Support Annex shall terminate and Party B shall release its security interest in, and return to
          Party A, any then-posted collateral (it being understood that until such time, if any, as Party A completes the assignment of its rights and obligations hereunder to an Eligible Replacement or procures an
          Eligible Guarantee of such obligations, Party A shall remain obligated to post Eligible Collateral to the extent and on the terms required by the Credit Support Annex).

          (B) S&P SUBSTITUTION EVENTS. If an S&P Substitution Event occurs with respect to each Relevant Entity, Party A shall (a) within 10 Local
          Business Days of the occurrence of such S&P Substitution Event and at its sole expense, post Eligible Collateral for the benefit of Party B in the amount and on the terms then applicable under the Credit
          Support Annex, and (b) use commercially reasonable efforts to, within
          60 calendar days of the occurrence of such S&P Substitution Event, either (1) assign its rights and obligations under all Transactions to an Eligible Replacement in accordance with Part 5(k)(ii) above, provided that (A) no termination payments or other settlement amounts are payable by Party B to either Party A or the Transferee at the time of or as a result of

                                      -14-

          such assignment by Party A and (B) any termination payments or other settlement amounts are to be settled directly between Party A and the
          Transferee; or (2) procure an Eligible Guarantee of Party A's obligations hereunder by a guarantor that satisfies the Hedge
          Counterparty Ratings Requirement and has the Moody's Required Hedge
          Ratings. Upon the successful consummation of any assignment to a
          Transferee or the delivery of any Eligible Guarantee as contemplated in this Part 5(l)(B), any obligation of Party A to post and maintain collateral under the Credit Support Annex shall terminate and Party B shall release its security interest in, and return to Party A, any then-posted collateral.

          (C) MOODY'S SECOND TRIGGER EVENTS. If a Moody's Second Trigger Event
          has occurred and is continuing, Party A shall at its own cost use commercially reasonable efforts to, as soon as reasonably practicable, either (x) procure an Eligible Guarantee in respect of all of Party
          A's present and future obligations under this Agreement from a guarantor that has the Moody's Required Hedge Ratings, or (y) effect a transfer of its rights and obligations under this Agreement to an
          Eligible Replacement in accordance with Part 5(k)(ii) above.

     (m) USA PATRIOT ACT NOTICE. Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "ACT"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify
Party B in accordance with the Act.

     (n) NON-PETITION. Party A agrees that it will not, prior to at least one year and one day (or if longer, the applicable preference period then in effect)
following the payment in full of all the Notes issued pursuant to the Indenture, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case
(whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B; provided that this provision shall not restrict or prohibit Party A from joining any other person, including, without limitation, the Trustee, or from asserting or exercising its rights, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings commenced by any Person other than Party A or its affiliates or other analogous proceedings already commenced under applicable laws. This Part 5(n) shall survive any termination of this Agreement.

     (o) LIMITED RECOURSE. Notwithstanding anything to the contrary contained herein, the obligations of Party B under this Agreement are limited recourse obligations of Party B, payable solely from the Collateral (as such term is defined in the Indenture), subject to and in accordance with the terms of the
Indenture, and, following realization of the Collateral, any claims of Party A against Party B shall be extinguished and shall not thereafter revive. None of the trustees, officers or administrators of Party B shall be liable for any amount due from Party B under this Agreement. It is understood that the foregoing provisions shall not (i) prevent recourse to the Collateral for the sums due or to become due to Party A under Agreement (subject to the priority of payments set forth in the Indenture) or (ii) constitute a waiver, release or discharge of any obligation of Party B arising under this Agreement until the
Collateral has been realized and the proceeds applied in accordance with the
Indenture, whereupon any outstanding obligation of Party B under this Agreement shall be extinguished. Notwithstanding the foregoing (or anything to the contrary in this Agreement), Party B shall be liable for its own fraud, willful misconduct and/or bad faith. This Part 5(o) shall survive any termination of this Agreement.

                                      -15-

     (p) JURISDICTION. Section 13(b) of this Agreement is hereby amended by: (i)
deleting the word "non-" in the second line of subparagraph (i) thereof; and
(ii) adding the words "except as necessary to pursue enforcement of the judgment of any such court in other jurisdictions" to the last line of subparagraph (i)
thereof.

     (r) DELIVERY OF CONFIRMATIONS. For each Transaction entered into hereunder,
Party A shall promptly send to Party B a Confirmation (which may be via facsimile transmission). Party B agrees to respond to such Confirmation within two Local Business Days, either confirming agreement thereto or requesting a correction of any error(s) contained therein. Failure by Party A to send a
Confirmation or of Party B to respond within such period shall not affect the validity or enforceability of such Transaction. Absent manifest error, there shall be a presumption that the terms contained in such Confirmation are the terms of the Transaction.

     (s) CERTAIN DEFINITIONS.

          "ELIGIBLE GUARANTEE" means an unconditional and irrevocable guarantee that is satisfactory to S&P (as evidenced by receipt of Rating Agency
          Confirmation from S&P) and is provided by a guarantor which waives traditional suretyship defenses or which is a monoline insurer under a traditional financial guarantee insurance policy (and in either case does not require the benificary to proceed against the principal obligor prior to a claim for payment) and is directly enforceable by
          Party B, where either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to withholding for Tax and such opinion has been disclosed to Moody's, (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required, or (C) in the event that any payment under such guarantee is made net of deduction or withholding for Tax, Party A is required, under Section 2(a)(i), to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.

          "ELIGIBLE REPLACEMENT" means an entity (i) that (A) has the Moody's
          First Trigger Required Ratings and/or the Moody's Second Trigger
          Required Ratings and (B) satisfies the Hedge Counterparty Ratings
          Requirement, or (ii) whose present and future obligations owing to
          Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor that (A) has the Moody's Required Hedge Ratings, and (B)
          satisfies the Hedge Counterparty Ratings Requirement.

          "FINANCIAL INSTITUTION" means any bank, broker-dealer, insurance company, derivative products company or structured investment vehicle or any other entity that under published S&P hedge counterparty criteria constitutes a "Financial Institution".

          "FIRM OFFER" means an offer which, when made, was capable of becoming legally binding upon acceptance.

          "HEDGE COUNTERPARTY RATINGS REQUIREMENT" is satisfied by a Relevant
          Entity (i) if such entity is not a "Financial Institution", it has a short-term rating from S&P of at least "A-1" or, if such entity does not have a short-term rating from S&P, a long-term rating

                                      -16-

          from S&P of at least "A+" or (ii) if such entity is a Financial
          Institution, it has a short-term rating from S&P of at least "A-2"
          (or, if such entity does not have a short-term rating from S&P, a long-term rating from S&P of at least "BBB+") (it being understood that any Relevant Entity that is a Financial Institution, and whose short-term rating from S&P is "A-2" or, if it does not have a short-term rating from S&P, whose long-term rating from S&P is "BBB+",
          "A-" or "A" shall be deemed to be subject to an S&P Collateralization
          Event).

          "MOODY'S COLLATERALIZATION REQUIREMENTS" means the obligation of Party
          A to post collateral at the times, and in the amounts, required under the Credit Support Annex in connection with the occurrence of a
          Moody's First Trigger Event or Moody's Second Trigger Event (as
          applicable). For the avoidance of doubt, the Moody's Collateralization
          Requirements shall be calculated as if no S&P Collateralization Event or S&P Substitution Event had then occurred.

          "MOODY'S FIRST TRIGGER EVENT" means, at any time when Notes are
          Outstanding and rated by Moody's but a Moody's Second Trigger Event has not occurred, that no Relevant Entity satisfies the Moody's First
          Trigger Required Ratings.

          "MOODY'S FIRST TRIGGER REQUIRED RATINGS" are satisfied by an entity
          (x) where such entity is the subject of a Moody's Short-term Rating, if such rating is "Prime-1" and its long term, unsecured and unsubordinated debt obligations are rated "A2" or above by Moody's, and (y) where such entity is not the subject of a Moody's Short-term
          Rating, if its long-term, unsecured and unsubordinated debt obligations are rated "A1" or above by Moody's.

          "MOODY'S REQUIRED HEDGE RATINGS" means the Moody's First Trigger
          Required Ratings or the Moody's Second Trigger Required Ratings.

          "MOODY'S SECOND TRIGGER EVENT" means, at any time when Notes are
          Outstanding and rated by Moody's, that no Relevant Entity satisfies the Moody's Second Trigger Required Ratings.

          "MOODY'S SECOND TRIGGER REQUIRED RATINGS" are satisfied by the entity
          (x) where such entity is the subject of a Moody's Short-term Rating, if such rating is "Prime-2" or above and its long-term, unsecured and unsubordinated debt obligations are rated "A3" or above by Moody's, and (y) where such entity is not the subject of a Moody's Short-term
          Rating, if its long-term, unsecured and unsubordinated debt obligations are rated "A3" or above by Moody's.

          "MOODY'S SHORT-TERM RATING" means a rating assigned by Moody's under its short-term rating scale in respect of an entity's short-term, unsecured and unsubordinated debt obligations.

          "RATING AGENCY CONFIRMATION" means with respect to any specified action or determination, receipt by Party B of written confirmation from each Rating Agency, for so long as any Notes are outstanding and rated by either Rating Agency, that such specified action or determination will not cause such Rating Agency to reduce or withdraw its rating of any such Notes.

                                      -17-

          "RELEVANT ENTITIES" means Party A and any guarantor under an Eligible
          Guarantee in respect of all of Party A's present and future obligations under this Agreement.

          An "S&P COLLATERALIZATION EVENT" is deemed to occur with respect to a
          Relevant Entity if (i) no Substitution Event has occurred with respect to each Relevant Entity, (ii) such Relevant Entity is a Financial
          Institution, (iii) any of the Notes are Outstanding and rated by S&P, and (iv) the short-term rating of such Relevant Entity from S&P is downgraded below "A-1" or, if such Relevant Entity does not have a short-term rating from S&P, the long-term rating of such Relevant
          Entity from S&P is downgraded below "A+".

          "S&P COLLATERALIZATION REQUIREMENTS" means the obligation of Party A to post collateral at the times, and in the amounts, required under the Credit Support Annex in connection with the occurrence of an S&P
          Collateralization Event or an S&P Substitution Event (as applicable).
          For the avoidance of doubt, the S&P Collateralization Requirements shall be calculated as if no Moody's First Trigger Event or Moody's
          Second Trigger Event had then occurred.

          An "S&P SUBSTITUTION EVENT" is deemed to occur with respect to a
          Relevant Entity if, at any time when any of the Notes are Outstanding and rated by S&P, the short-term rating of such Relevant Entity from
          S&P is withdrawn, suspended or downgraded below "A-1" (if such
          Relevant Entity is not a Financial Institution) or below "A-2" (if such Relevant Entity is a Financial Institution) or, if no such short-term rating exists, if the long-term rating of such Relevant
          Entity from S&P is withdrawn, suspended or downgraded below "A+" (if such Relevant Entity is not a Financial Institution) or below "BBB+"
          (if such Relevant Entity is a Financial Institution).

          "TRANSACTION DOCUMENTS" shall mean the Indenture, the Administration
          Agreement, the Receivables Purchase Agreement, the Sale and Servicing
          Agreement, the Trust Agreement and any account control agreement or similar agreement assigning, granting or perfecting an interest in
          Collateral for the benefit of Party A under the Indenture.

     (t) SAFE HARBORS. Each party to this Agreement acknowledges that:

          (i) This Agreement, including any Credit Support Document, is a
          "master netting agreement" as defined in the U.S. Bankruptcy Code (the
          "CODE"), and a "netting contract" as defined in the netting provisions of the Federal Deposit Insurance Corporation Improvement Act of 1991
          ("FDICIA"), and this Agreement, including any Credit Support Document, and each Transaction hereunder is of a type set forth in Section
          561(a)(1)-(5) of the Code;

          (ii) Party A is a "master netting agreement participant," a "financial institution," a "financial participant," a "forward contract merchant"
          and a "swap participant" as defined in the Code, and a "financial institution" as defined in the netting provisions of FDICIA;

          (iii) The remedies provided herein, and in any Credit Support
          Document, are the remedies referred to in Section 561(a), Sections
          362(b)(6), (7), (17) and (27), and Section 362(o) of the Code, and in
          Section 11(e)(8)(A) and (C) of the Federal Deposit Insurance Act;

                                      -18-

          (iv) All transfers of cash, securities or other property under or in connection with this Agreement, any Credit Support Document or any
          Transaction hereunder are "transfers" made "by or to (or for the benefit of)" a "master netting agreement participant", a "financial institution", a "financial participant", a "forward contract merchant"
          or a "swap participant" (each as defined in the Code) within the meaning of Sections 546(e), (f), (g) and (j) of the Code; and

          (v) All obligations under or in connection with this Agreement, any
          Credit Support Document or any Transaction hereunder represent obligations in respect of "termination values", "payment amounts" and
          "transfer obligations" within the meaning of Sections 362, 560 and 561 of the Code.

     (u) TAX. Notwithstanding the definition of "Indemnifiable Tax" in Section
14 of this Agreement, in relation to payments by Party A, any Tax shall be an
Indemnifiable Tax and, in relation to payments by Party B, no Tax shall be an
Indemnifiable Tax.

     (v) RATING AGENCY NOTIFICATIONS. Notwithstanding any other provision of this Agreement, this Agreement shall not be amended, no Early Termination Date shall be effectively designated by Party B, and no transfer of any rights or obligations under this Agreement shall be made unless Moody's and S&P have been given prior written notice of such amendment, designation or transfer.

     (x) SEVERABILITY. If any term, provision, covenant, or condition of this
Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to the Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5,
6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, any such Section) shall be so held to be invalid or unenforceable.

     (y) ACKNOWLEDGEMENT OF ASSIGNMENT. Party A hereby acknowledges and consents to Party's assignment to the Trustee, for the benefit of the secured parties under the Indenture, of Party B's rights hereunder, including the right to enforce Party A's obligations hereunder.

     (z) COMPLIANCE WITH REGULATION AB. In connection with the Indenture, Party
B represents that this Agreement is a derivative instrument as described in Item
1115 of Regulation AB under the Securities Act of 1933 and the Securities
Exchange Act of 1934, as amended ("REGULATION AB"), and not a credit support contract described in Item 1114 of Regulation AB.

     Reference is made to the Indemnification and Disclosure Agreement dated
August 15, 2007 among American Honda Finance Corporation, American Honda
Receivables Corp, and Party A with regard to further provisions concerning
Regulation AB.

                            [Signature Page Follows]

                                      -19-

     IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

BANK OF AMERICA, N.A.                   HONDA AUTO RECEIVABLES 2007-3 OWNER
                                        TRUST

                                        BY: CITIBANK, N.A., not in its
                                        individual capacity but solely as Owner
                                        Trustee on behalf of the Trust

-------------------------------------   ----------------------------------------
Name:                                   Name:
Title:                                  Title:

                                      -20-